EXHIBIT 10.6

              ASSUMPTION AND CANCELLATION OF DEBT AGREEMENTS WITH
            FAIRCHILD INTERNATIONAL CORPORATION DATED APRIL 15, 2005

                       ASSUMPTION AND CANCELLATION OF DEBT


THIS AGREEMENT is dated April 15, 2005.

AMONG:

                  FAIRCHILD INTERNATIONAL CORPORATION, a company incorporated pursuant to the laws of the State of Nevada, having an office address at Suite 600, 595 Hornby Street, Vancouver, British Columbia, V6B 2W5

                  ("Fairchild")

AND:

                  PATCH INTERNATIONAL INC., a company incorporated pursuant to the laws of the State of Nevada, having an office address at Suite 1220, 666 Burrard Street, Vancouver, British Columbia V6C 2X8

                  ("Patch")

AND:

                  PATCH ENERGY INC., a wholly-owned subsidiary company of Patch, incorporated pursuant to the laws of Canada, having an office address at Suite 1220, 666 Burrard Street, Vancouver, British Columbia V6C 2X8

                  ("Patch Energy")

WHEREAS:

A. Patch is indebted to Fairchild in the amount of CAD$16,028.07 net of the amount of CAD$90.50 owing by Fairchild to Patch (the "Fairchild Debt"), and Fairchild is indebted to Patch Energy in the amount of CAD$14,213.57 (the "Patch Energy Debt");

B. the parties wish to set-off the Fairchild Debt against the Patch Energy Debt, leaving an amount of CAD$1,814.50 owing from Patch to Fairchild (the "Remaining Debt"); and

C. Fairchild has agreed to cancel the Remaining Debt in consideration of the assumption by Patch of certain debts owed by Fairchild to Grand Slam Radio Inc., David Stadnyk, George Tsafalas and Byron Cox, all pursuant to agreements dated as of April 15, 2005.


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                                      -2-


NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto covenant and agree as follows:

APPLICATION OF DEBT

1. Patch Energy hereby directs and authorizes Fairchild to apply the Patch Energy Debt against the Fairchild Debt and agrees and acknowledges upon such application there shall be no further liability owed to it by Fairchild in respect of the Patch Energy Debt or any part thereof.

CANCELLATION OF DEBT

2. Fairchild hereby absolutely and unconditionally cancels the Remaining Debt and agrees and acknowledges that there shall be no further liability owed to it by Patch in respect of the Remaining Debt or any part thereof.

ENUREMENT

3. This Agreement will enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

GOVERNING LAW

4. This Assignment will be governed by and construed in accordance with the laws of the Province of British Columbia.



                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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COUNTERPARTS

5. This Assignment may be executed by the parties in separate counterparts and by facsimile, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Assignment has been duly executed by the parties on the date first mentioned above.




FAIRCHILD INTERNATIONAL CORPORATION         PATCH INTERNATIONAL INC.


Per:  /s/ ANISH SAMANI                      Per: /s/ DAVID STADNYK
    -------------------------------             -------------------------------
    Authorized Signatory                        Authorized Signatory

PATCH ENERGY INC.



Per: /s/ DAVID STADNYK
    ------------------------------------
    Authorized Signatory

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                               ASSUMPTION OF DEBT


THIS ASSUMPTION AGREEMENT is dated April 15, 2005.

BETWEEN:

                  FAIRCHILD INTERNATIONAL CORPORATION, a company incorporated pursuant to the laws of the State of Nevada, having an office address at Suite 600, 595 Hornby Street, Vancouver, British Columbia, V6B 2W5

                  ("Fairchild")

AND:

                  PATCH INTERNATIONAL INC., a company incorporated pursuant to the laws of the State of Nevada, having an office address at Suite 1220, 666 Burrard Street, Vancouver, British Columbia V6C 2X8

                  ("Patch")

AND:

                  DAVID STADNYK, executive, of Suite 1220, 666 Burrard Street, Vancouver, British Columbia V6C 2X8


                  ("Stadnyk")

WHEREAS:

A. Fairchild is indebted to Stadnyk in the amount of CAD$14,316.62 (the "Debt") and Patch has agreed to assume the Debt in partial consideration of the relinquishment of certain interests in oil and gas properties by Fairchild to Patch, as detailed below; and

B.   Stadnyk has agreed to accept Patch as debtor in the place of Fairchild.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the parties hereto covenant and agree as follows:

ASSUMPTION OF DEBT

1. Patch hereby absolutely and unconditionally assumes and accepts responsibility for the payment of the Debt and agrees to indemnify and hold harmless Fairchild in respect thereof.


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ACCEPTANCE OF PATCH

2. Stadnyk hereby absolutely and unconditionally accepts Patch as debtor in substitution for Fairchild and releases Fairchild from any and all liability in respect of the Debt.

CONVEYANCE

3. Fairchild hereby conveys any and all of its interests in the Kerrobert oil field located in Saskatchewan, Canada and all of its interests in the Manahuilla Creek oil field in Goliad County, Texas, previously acquired from Patch, back to Patch.

ENUREMENT

4. This Assignment will enure to the benefit of and be binding upon the parties and their respective heirs, successors and permitted assigns.

GOVERNING LAW

5. This Assignment will be governed by and construed in accordance with the laws of the Province of British Columbia.

COUNTERPARTS

6. This Assignment may be executed by the parties in separate counterparts and by facsimile, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Assignment has been duly executed by the parties on the date first mentioned above.




FAIRCHILD INTERNATIONAL CORPORATION         PATCH INTERNATIONAL INC.


Per:  /s/ ANISH SAMANI                      Per: /s/ DAVID STADNYK
    -------------------------------             -------------------------------
    Authorized Signatory                        Authorized Signatory






/s/ DAVID STADNYK
----------------------------------
David Stadnyk

                               ASSUMPTION OF DEBT


THIS ASSUMPTION AGREEMENT is dated April 15, 2005.

AMONG:

                  FAIRCHILD INTERNATIONAL CORPORATION, a company incorporated pursuant to the laws of the State of Nevada, having an office address at Suite 600, 595 Hornby Street, Vancouver, British Columbia, V6B 2W5

                  ("Fairchild")

AND:

                  PATCH INTERNATIONAL INC., a company incorporated pursuant to the laws of the State of Nevada, having an office address at Suite 1220, 666 Burrard Street, Vancouver, British Columbia V6C 2X8

                  ("Patch")

AND:

                  GEORGE TSAFALAS, executive, of Suite 1220, 666 Burrard Street, Vancouver, British Columbia V6C 2X8

                  ("Tsafalas")


WHEREAS:

A. Fairchild is indebted to George Tsafalas in the amount of CAD$3,491.88 (the "Debt") and Patch has agreed to assume the Debt in partial consideration of the relinquishment of certain interests in oil and gas properties by Fairchild to Patch, as detailed below; and

B.    Tsafalas has agreed to accept Patch as debtor in the place of Fairchild.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the parties hereto covenant and agree as follows:

ASSUMPTION OF DEBT

1. Patch hereby absolutely and unconditionally assumes and accepts responsibility for the payment of the Debt and agrees to indemnify and hold harmless Fairchild in respect thereof.

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ACCEPTANCE OF PATCH

2. Tsafalas hereby absolutely and unconditionally accepts Patch as debtor in substitution for Fairchild and releases Fairchild from any and all liability in respect of the Debt.

CONVEYANCE

3. Fairchild hereby conveys any and all of its interests in the Kerrobert oil field located in Saskatchewan, Canada and all of its interests in the Manahuilla Creek oil field in Goliad County, Texas, previously acquired from Patch, back to Patch.

ENUREMENT

4. This Assignment will enure to the benefit of and be binding upon the parties and their respective heirs, successors and permitted assigns.

GOVERNING LAW

5. This Assignment will be governed by and construed in accordance with the laws of the Province of British Columbia.

COUNTERPARTS

6. This Assignment may be executed by the parties in separate counterparts and by facsimile, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Assignment has been duly executed by the parties on the date first mentioned above.

FAIRCHILD INTERNATIONAL CORPORATION         PATCH INTERNATIONAL INC.


Per:  /s/ ANISH SAMANI                      Per: /s/ DAVID STADNYK
    -------------------------------             -------------------------------
    Authorized Signatory                        Authorized Signatory



/s/ GEORGE TSFALAS
------------------------------------
George Tsafalas

                               ASSUMPTION OF DEBT


THIS ASSUMPTION AGREEMENT is dated April 15, 2005.

AMONG:

                  FAIRCHILD INTERNATIONAL CORPORATION, a company incorporated pursuant to the laws of the State of Nevada, having an office address at Suite 600, 595 Hornby Street, Vancouver, British Columbia, V6B 2W5

                  ("Fairchild")

AND:

                  PATCH INTERNATIONAL INC., a company incorporated pursuant to the laws of the State of Nevada, having an office address at Suite 1220, 666 Burrard Street, Vancouver, British Columbia V6C 2X8

                  ("Patch")

AND:

                  BYRON COX, executive, of Suite 1220, 666 Burrard Street, Vancouver, British Columbia V6C 2X8

                  ("Cox")


WHEREAS:

A. Fairchild is indebted to Cox in the amount of CAD$582.89 (the "Debt") and Patch has agreed to assume the Debt in partial consideration of the relinquishment of certain interests in oil and gas properties by Fairchild to Patch, as detailed below; and

B.   Cox has agreed to accept Patch as debtor in the place of Fairchild.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the parties hereto covenant and agree as follows:

ASSUMPTION OF DEBT

1. Patch hereby absolutely and unconditionally assumes and accepts responsibility for the payment of the Debt and agrees to indemnify and hold harmless Fairchild in respect thereof.


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                                      -2-

ACCEPTANCE OF PATCH

2. Cox hereby absolutely and unconditionally accepts Patch as debtor in substitution for Fairchild and releases Fairchild from any and all liability in respect of the Debt.

CONVEYANCE

3. Fairchild hereby conveys any and all of its interests in the Kerrobert oil field located in Saskatchewan, Canada and all of its interests in the Manahuilla Creek oil field in Goliad County, Texas, previously acquired from Patch, back to Patch.

ENUREMENT

4. This Assignment will enure to the benefit of and be binding upon the parties and their respective heirs, successors and permitted assigns.

GOVERNING LAW

5. This Assignment will be governed by and construed in accordance with the laws of the Province of British Columbia.

COUNTERPARTS

6. This Assignment may be executed by the parties in separate counterparts and by facsimile, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Assignment has been duly executed by the parties on the date first mentioned above.

FAIRCHILD INTERNATIONAL CORPORATION         PATCH INTERNATIONAL INC.


Per:  /s/ ANISH SAMANI                      Per: /s/ DAVID STADNYK
    -------------------------------             -------------------------------
    Authorized Signatory                        Authorized Signatory




/s/ BYRON COX
-----------------------------------
Byron Cox

                               ASSUMPTION OF DEBT


THIS ASSUMPTION AGREEMENT is dated April 15, 2005.

AMONG:

                  FAIRCHILD INTERNATIONAL CORPORATION, a company incorporated pursuant to the laws of the State of Nevada, having an office address at Suite 600, 595 Hornby Street, Vancouver, British Columbia, V6B 2W5

                  ("Fairchild")

AND:

                  PATCH INTERNATIONAL INC., a company incorporated pursuant to the laws of the State of Nevada, having an office address at Suite 1220, 666 Burrard Street, Vancouver, British Columbia V6C 2X8

                  ("Patch")

AND:

                  GRAND SLAM RADIO INC., a company incorporated pursuant to the laws of British Columbia, having an office address at Suite 1220, 666 Burrard Street, Vancouver, British Columbia V6C 2X8

                  ("Grand Slam")

WHEREAS:

A. Fairchild is indebted to Grand Slam in the amount of CAD$6,089.29 (the "Debt") and Patch has agreed to assume the Debt in partial consideration of the relinquishment of certain interests in oil and gas properties by Fairchild to Patch, as detailed below; and

B.   Grand Slam has agreed to accept Patch as debtor in the place of Fairchild.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the parties hereto covenant and agree as follows:

ASSUMPTION OF DEBT

1. Patch hereby absolutely and unconditionally assumes and accepts responsibility for the payment of the Debt and agrees to indemnify and hold harmless Fairchild in respect thereof.

ACCEPTANCE OF PATCH

2. Grand Slam hereby absolutely and unconditionally accepts Patch as debtor in substitution for Fairchild and releases Fairchild from any and all liability in respect of the Debt.

CONVEYANCE

3. Fairchild hereby conveys any and all of its interests in the Kerrobert oil field located in Saskatchewan, Canada and all of its interests in the Manahuilla Creek oil field in Goliad County, Texas, previously acquired from Patch, back to Patch.

ENUREMENT

4. This Assignment will enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

GOVERNING LAW

5. This Assignment will be governed by and construed in accordance with the laws of the Province of British Columbia.

COUNTERPARTS

6. This Assignment may be executed by the parties in separate counterparts and by facsimile, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Assignment has been duly executed by the parties on the date first mentioned above.

FAIRCHILD INTERNATIONAL CORPORATION         PATCH INTERNATIONAL INC.


Per:  /s/ ANISH SAMANI                      Per: /s/ DAVID STADNYK
    -------------------------------             -------------------------------
    Authorized Signatory                        Authorized Signatory



GRAND SLAM RADIO INC.


Per:  /s/ DAVID STADNYK
    --------------------------------
    Authorized Signatory